SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 8, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                          Roebling Financial Corp, Inc.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States              0-29257                22-3709698
----------------------------       -------          ----------------------
(State or other jurisdiction      (File No.)           (IRS Employer
 of incorporation)                                  Identification Number)


Route 130 and Delaware Avenue, Roebling, New Jersey            08554
---------------------------------------------------          ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (609) 499-0355
                                                      --------------

                                 Not Applicable
          --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          ROEBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events
         ------------

         On April 8, 2004, the Registrant adopted of a Plan of Conversion and Reorganization pursuant to which the Registrant will convert from the mutual holding company form of organization to a full stock company.

         For further details, reference is made to the Press Release dated April 12, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------



     Exhibit
     Number                        Description
     ------                        -----------
       99                          Press Release dated April 12, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ROEBLING FINANCIAL CORP, INC.





Date: April 12, 2004             By:   /s/Frank J. Travea, III
                                       -----------------------------------
                                       Frank J. Travea, III
                                       President and Chief Executive Officer